UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2016

Carbylan Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36830	20-0915291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39899 Balentine Drive, Suite 200

Newark, California 94560

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 933-8365

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On June 28, 2016, Carbylan Therapeutics, Inc. (“Carbylan”) repaid in full all amounts owed under its Loan and Security Agreement, dated October 26, 2011 with Silicon Valley Bank (as amended, the “SVB LSA”). The outstanding principal balance of loans under the SVB LSA was $4,020,058.65. In addition, Carbylan made its final payment under the SVB LSA of $517,500.00 and paid $11,924.42 in accrued interest and other fees. In connection with the repayment the SVB LSA terminated in accordance with its terms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBYLAN THERAPEUTICS, INC.
Date: June 28, 2016
	By:	/s/ David M. Renzi
		Name:	David M. Renzi
		Title:	President and Chief Executive Officer